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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 1, 2004



   AMERICAN EXPRESS                               AMERICAN EXPRESS RECEIVABLES
    CENTURION BANK                                  FINANCING CORPORATION II



      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust

      Utah                 11-2869526       333-76238-02                   Delaware              13-3854638        333-76238-01
(State or Other         (I.R.S. Employer    (Commission                (State or Other        (I.R.S. Employer      (Commission
Jurisdiction of          Identification     File Number)               Jurisdiction of         Identification      File Number)
Incorporation or             Number)                                   Incorporation or            Number)
 Organization)                                                          Organization)
               4315 South 2700 West                                                    World Financial Center
            Salt Lake City, Utah 84184                                                    200 Vesey Street
                  (801) 945-3000                                                      New York, New York 10285
                                                                                           (212) 640-2000

                                         (Address, Including Zip Code, and Telephone Number,
                                Including Area Code, of each Registrant's Principal Executive Offices)
                             N/A                                                                     N/A
(Former Name or Former Address, if Changed Since Last Report)          (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.     Not Applicable.

Item 2.     Not Applicable.

Item 3.     Not Applicable.

Item 4.     Not Applicable.

Item 5. On March 1, 2004, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, with its Series 2004-1 Supplement, dated as of March 1, 2004. The Series Supplement is attached hereto as Exhibit 4.1.

            On March 1, 2004, American Express Credit Account Master Trust issued its $668,000,000 Class A Floating Rate Asset Backed Certificates, Series 2004-1 and $60,000,000 Class B Floating Rate Asset Backed Certificates, Series 2004-1 (the "Series 2004-1 Certificates").

Item 6.     Not Applicable.

Item 7.     Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

         Exhibit 4.1 Series 2004-1 Supplement, dated as of March 1, 2004, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.

Item 8.    Not Applicable.

Item 9.    Not Applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                              American Express Centurion Bank,
                                              on behalf of the American Express
                                              Credit Account Master Trust


                                                 By:  /s/ Maureen A. Ryan
                                                     -------------------------
                                                 Name: Maureen A. Ryan
                                                 Title: Assistant Treasurer


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                     American Express Receivables Financing
                                       Corporation II
                                     on behalf of the American Express Credit
                                     Account Master Trust


                                             By:  /s/ Leslie R. Scharfstein
                                                 -------------------------------
                                             Name: Leslie R. Scharfstein
                                             Title: President


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                                  EXHIBIT INDEX


Exhibit       Description
-------       -----------

Exhibit 4.1 Series 2004-1 Supplement, dated as of March 1, 2004, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.